SCHEDULE 14A INFORMATION

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                         ICN Pharmaceuticals, Inc.
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Following is the text of additional presentation materials delivered to
ICN Pharmaceuticals, Inc. stockholders on or about May 17, 2002:

            Information an ICN Stockholder may want to Consider

                      PROVIDENCE/DENTON* TRACK RECORD**

                            [Bar Graph Omitted]

o   5 of 9 companies bankrupt
                                                    Stock Price

                                        o   Approximate date of Providence/
                                            Denton's Initial Involvement

                                        o   Current:  5/14/02

Standard Brands
        4/29/91    $72.50
        5/14/02    $0.00(1)

California Microwave
        11/8/96    $14.50
        5/14/02    $0.00(1)

Chic (Durango)
        1/13/98    $7.06
        5/14/02    $0.00(1)

Iwerks
        3/17/98    $10.94
        5/14/02    $0.63(2)

Ogden (Covanta)
        4/27/98    $29.50
        5/14/02    $0.00(1)

Great Lakes
        2/15/99    $35.75
        5/14/02    $26.70

AP Pharma
        4/22/99    $5.38
        5/14/02    $2.27

Baldwin Piano
        9/3/99     $8.13
        5/14/02    $0.00(1)

USG
        5/10/00    $41.81
        5/14/02    $6.95

Notes:
(1)   Company entered into bankruptcy
(2)   Acquired 1/10/02

Source: FactSet and Bloomberg


                      Don't put ICN in the red column
                         VOTE THE GOLD CARD FOR ICN

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* Providence Capital, Inc., of which Herbert A. Denton is President, is acting as financial adviser to Franklin Mutual Advisers, LLC and Iridian Asset Management LLC in connection with their nomination of three directors for election at ICN's 2002 Annual Meeting of Stockholders. Providence was also a member of the ICN Committee to Maximize Shareholder Value, which nominated three directors who were elected at ICN's 2001 Annual Meeting of Stockholders.

** Includes nine companies in which Providence made an investment or Providence or stockholders on whose behalf it was acting sought to influence management out of 28 such companies identified by ICN, based on publicly available information. These nine companies were selected because these companies experienced the worst performance among the 28 companies following Providence's investment or other involvement. This graph should not be read to imply that Providence's investment or other involvement was the cause of the decline in stock price.